UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

Washington Prime Group Inc.
Washington Prime Group, L.P.

(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 13, 2020 (the “Amendment Effective Date”), Washington Prime Group, L.P. (the “ Borrower”), the operating partnership of Washington Prime Group Inc. (the “Company”), entered into amendments with respect to three of its existing credit facilities:

●
Amendment No. 1 to Amended and Restated Revolving Credit and Term Loan Agreement (the “Bank of America Amendment”), dated as of the Amendment Effective Date, among the Borrower, the lenders party thereto, and Bank of America, N.A., as Administrative Agent (in such capacity, “BOA”) for the lenders thereunder, which amends that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 22, 2018 (as amended by the Bank of America Amendment, the “Amended Bank of America Credit Agreement”), by and among the Borrower, the lenders party thereto from time to time and BOA;

●
Amendment No. 2 to Term Loan Agreement (the “PNC Amendment”), dated as of the Amendment Effective Date, among the Borrower, the lenders party thereto, and PNC Bank, N.A., as Administrative Agent (in such capacity, “PNC”) for the lenders thereunder, which amends that certain Term Loan Agreement, dated as of December 10, 2015 (as amended by that certain Amendment No. 1 to Term Loan Agreement, dated as of January 22, 2018, and the PNC Amendment, the “Amended PNC Credit Agreement” and together with the Amended Bank of America Credit Agreement, the “Partially Secured Amended Credit Agreements”), by and among the Borrower, the lenders party thereto from time to time and PNC; and

●
Third Amendment to Senior Secured Term Loan Agreement (the “Huntington Amendment”, together with the Bank of America Amendment and the PNC Amendment, collectively, the “Amendments” and each an “Amendment”), dated as of the Amendment Effective Date, among the Borrower, WTM Stockton, LLC (together with the Borrower, the “Huntington Facility Borrowers”), the lenders party thereto, and The Huntington National Bank, as Administrative Agent (in such capacity, “Huntington”) for the lenders thereunder, which amends that certain Senior Secured Term Loan Agreement, dated as of June 8, 2016 (as amended as of the date hereof, the “Amended Huntington Credit Agreement” and together with the Partially Secured Amended Credit Agreements, the “Amended Credit Agreements”), by and among the Huntington Facility Borrowers, the lenders party thereto from time to time, and Huntington.

Each Amendment, among other things:

●	waives compliance with certain total and unsecured leverage covenants for the fiscal quarter ending June 30, 2020, through and including the fiscal quarter ending September 30, 2020;

●
permanently removes a minimum combined equity value covenant, and, for the fiscal quarters beginning June 30, 2020 and ending June 30, 2021 (or, subject to meeting certain financial metrics, an earlier date elected by the Borrower) (such period, the “Covenant Modification Period”), modifies certain financial covenants (including, with respect to the Partially Secured Amended Credit Agreements, new borrowing base-specific covenants to be complied with until the “Security Release Trigger” (as described below)); for purposes of the financial covenants, “Annual EBITDA” will be determined on a building annualized basis for the fiscal quarters ending December 31, 2020, March 31, 2021 and June 30, 2021 and thereafter it will be determined on a last twelve month basis;

●
adds new operating covenants to be in effect during the Covenant Modification Period, including a minimum liquidity covenant, which requires that the Borrower maintain $65 million of unrestricted cash and cash equivalents at all times, tested on a monthly basis;

●	modifies certain other negative covenants during the Covenant Modification Period to limit certain non-ordinary course business transactions;

●	adds certain mandatory prepayment requirements in respect of certain transactions; and

●
increases the LIBOR floor to 50 basis points and, with respect to the Partially Secured Amended Credit Agreements, permanently changed interest rate margins such that the all-in interest rate, depending on total leverage levels, will range from LIBOR plus 2.35% to 2.60%.

Under the Bank of America Amendment, as of the Amendment Effective Date, the use of proceeds of the revolving credit facility thereunder is limited to issuance of letters of credit.

In connection with the Bank of America Amendment and the PNC Amendment, certain subsidiaries of the Borrower and the Company entered into unsecured guarantees to guarantee the Borrower’s obligations under the Partially Secured Amended Credit Agreements. In connection with all three Amendments, as collateral to secure a portion of the outstanding obligations of the Borrower under the Amended Credit Agreements, the Borrower, the Company and certain of its subsidiaries pledged and granted, or agreed to pledge and grant, new security interests and liens in and on, certain income-producing properties and, in respect of the Partially Secured Amended Credit Agreement, the equity interests in certain property-owning subsidiaries. The foregoing pledges, security interests and liens that secure the Partially Secured Amended Credit Agreements secure only a portion of the obligations thereunder and will temporarily remain in place until the Security Release Trigger, which, while more fully defined in the Partially Secured Credit Agreements, occurs upon the Borrower’s compliance with certain financial covenants.

The Amended Credit Agreements contain customary events of default. If an event of default occurs and is continuing, then, among other things, the lenders under each facility may declare any outstanding obligations under the applicable Amended Credit Agreements to be immediately due and payable and exercise rights and remedies against the applicable collateral.

Except as amended by the Amendments, the remaining terms of each Amended Credit Agreement remain in full force and effect. The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1
Amendment No. 1, dated as of August 13, 2020, to the Amended and Restated Revolving Credit and Term Loan Agreement, by and among Washington Prime Group, L.P., the lenders party thereto, and Bank of America, N.A., as Administrative Agent for the lenders thereunder.

10.2
Amendment No. 2, dated as of August 13, 2020, to the Term Loan Agreement, by and among Washington Prime Group, L.P., the lenders party thereto, and PNC Bank, N.A., as Administrative Agent for the lenders thereunder.

10.3
Third Amendment, dated as of August 13, 2020, to the Senior Secured Term Loan Agreement, by and among Washington Prime Group, L.P., WTM Stockton, LLC, the lenders party thereto, and The Huntington National Bank, as Administrative Agent for the lenders thereunder.

99.1	Press Release, dated August 17, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2020		Washington Prime Group Inc.

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer

Date: August 17, 2020		Washington Prime Group, L.P.

	By:	Washington Prime Group Inc., its sole partner

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer